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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Universal Compression Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNIVERSAL COMPRESSION HOLDINGS, INC.
4444 Brittmoore Road
Houston, Texas 77041

June 24, 2005

Dear Stockholder:

        We cordially invite you to our Annual Meeting of Stockholders. The meeting will be held on Tuesday, July 26, 2005, at 9:00 a.m., local time, at the Hilton Houston Westchase, 9999 Westheimer Road, Houston, Texas 77042.

        At this year's meeting, you will be asked to vote on the re-election of three directors, an amendment to our Restricted Stock Plan and the ratification of Deloitte & Touche LLP's appointment as our independent auditors.

        Our Board of Directors unanimously recommends that you vote FOR the re-election of the three directors, approval of an amendment to our Restricted Stock Plan and the ratification of the appointment of the independent auditors.

        We have attached a notice of meeting and a Proxy Statement that contain more information about these proposals and the meeting, including the different methods you may use to vote, including telephone and the internet.

        A proxy card and Universal Compression Holdings, Inc. 2005 Annual Report are being distributed along with this Proxy Statement on or about June 24, 2005.

        If you plan to attend, please mark the appropriate box on your proxy card to help us plan for the meeting.

        Your vote is important. We encourage you to sign and return your proxy card, or use the telephone or internet voting procedures, before the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend in person.

STEPHEN A. SNIDER President and Chief Executive Officer

UNIVERSAL COMPRESSION HOLDINGS, INC.
4444 Brittmoore Road
Houston, Texas 77041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 26, 2005

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Universal Compression Holdings, Inc. will be held at the Hilton Houston Westchase, 9999 Westheimer Road, Houston, Texas 77042, on Tuesday, July 26, 2005, at 9:00 a.m., local time. The purposes of the meeting are:

  1.
  To re-elect three directors to serve until the 2008 Annual Meeting of Stockholders;

  2.
  To consider and approve an amendment to our Restricted Stock Plan;

  3.
  To ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2006 fiscal year; and

  4.
  To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

        Our Board of Directors has set June 10, 2005 as the record date for the meeting. This means that owners of our common stock at the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

        We will make a list of our stockholders as of the close of business on June 10, 2005 available for inspection during normal business hours from July 15 through July 25, 2005, at our principal place of business, 4444 Brittmoore Road, Houston, Texas 77041. This list also will be available at the meeting.

By Order of the Board of Directors,
D. Bradley Childers Senior Vice President, Business Development, General Counsel and Secretary

Houston, Texas
June 24, 2005

We urge each stockholder to promptly sign and return the enclosed proxy card or to use the telephone or internet voting procedures described in the accompanying Proxy Statement.

UNIVERSAL COMPRESSION HOLDINGS, INC.
4444 Brittmoore Road
Houston, Texas 77041

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 26, 2005

        These proxy materials are furnished to you in connection with the solicitation of proxies by and on behalf of the Board of Directors of Universal Compression Holdings, Inc. (sometimes referred to as the "Company"), for use at the 2005 Annual Meeting of Stockholders of the Company. The meeting will be held at the Hilton Houston Westchase, 9999 Westheimer Road, Houston, Texas 77042, on Tuesday, July 26, 2005, at 9:00 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting. We are first sending these proxy materials to our stockholders on or about June 24, 2005.

        Only owners of record of issued and outstanding shares of our common stock at the close of business on June 10, 2005 are entitled to vote at the meeting, or at adjournments or postponements of the meeting. Each owner of record is entitled to one vote for each share of common stock held. On June 10, 2005, there were 32,052,108 shares of our common stock issued and outstanding. Each share of common stock issued and outstanding on June 10, 2005 entitles the holder thereof to one vote on all matters submitted for a vote of the stockholders at the meeting. The quorum requirement for holding the meeting and transacting business is met when a majority of the outstanding shares entitled to be voted at the annual meeting are present in person or represented by proxy. Both abstentions and "broker non-votes" are counted as present for the purpose of determining the presence of a quorum.

        Whether you hold shares directly as the stockholder of record or in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by mail, by telephone or over the internet. Please refer to the instructions on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee. All properly executed written proxies, and all properly completed proxies submitted by telephone or by the internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to or at the meeting. You can revoke your proxy by giving written notice to our corporate secretary, delivering a later-dated proxy, using the telephone or internet voting procedures described in the enclosed proxy card or voting in person at the meeting.

        You should specify your choice for each matter on the enclosed proxy card. If no instructions are given, proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the proposal to approve an amendment to our Restricted Stock Plan and FOR the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors. Broker non-votes do not count as a vote for or against any proposal; however, an abstention counts as a vote against a proposal.

        Other than the three proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have discretion to vote your shares on any additional matters properly presented for a vote at the meeting. A representative of EquiServe, our transfer agent, will tabulate the votes and act as the inspector of elections. For questions about this Proxy Statement or the meeting, please contact D. Bradley Childers, our Senior Vice President, Business Development, General Counsel and Secretary, at (713) 335-7000.

PROPOSAL 1:
ELECTION OF DIRECTORS

        The Company's directors are divided into three classes, with each class serving for a period of three years. The terms of Ernie L. Danner, Lisa W. Rodriguez and Stephen A. Snider will expire at the 2005 Annual Meeting. Mr. Danner, Ms. Rodriguez and Mr. Snider have been nominated to stand for election at the meeting to hold office until our 2008 Annual Meeting of Stockholders or until they are succeeded by qualified and elected directors. In voting on the election of the three director nominees to serve until our 2008 Annual Meeting, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. Stockholders may not cumulate their votes in the election of directors. Directors will be elected by a plurality, which means that the three nominees receiving the greatest number of votes will be elected. We have no reason to believe that any of these nominees will be unable or unwilling to serve if elected. However, if, before the annual meeting, any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board of Directors, or the Board may reduce the number of directors.

        Our Board of Directors recommends a vote FOR the election of Ernie L. Danner, Lisa W. Rodriguez and Stephen A. Snider as directors.

INFORMATION ABOUT OUR DIRECTORS

Nominees for Election to Term Expiring 2008

Ernie L. Danner
Age 51
Houston, Texas

  Mr. Danner became our Chief Financial Officer and Executive Vice President and a director upon consummation of our acquisition of Tidewater Compression Service, Inc. in 1998. Mr. Danner held the position of Chief Financial Officer until April 1999, after which time he retained the position of Executive Vice President. Mr. Danner became President, Latin America Division, of our wholly-owned subsidiary, Universal Compression, Inc., in November 2002. In April 2005, Mr. Danner became Executive Vice President and President, International Division. Prior to joining us, Mr. Danner served as Chief Financial Officer and Senior Vice President of MidCon Corp. (an interstate pipeline company and a wholly-owned subsidiary of Occidental Petroleum Corporation). From 1988 until May 1997, Mr. Danner served as Vice President, Chief Financial Officer and Treasurer of INDSPEC Chemical Company and he also served as a director of INDSPEC. Mr. Danner is also a director of Tide-Air, Inc. (a distributor of Atlas Copco air compressors), Copano Energy, LLC (a midstream natural gas company), Horizon Lines, LLC (a Jones Act shipping company) and serves on the Board of Trustees of the John Cooper School in The Woodlands, Texas.

Lisa W. Rodriguez
Age 44
Houston, Texas

  Ms. Rodriguez became a member of our Board of Directors in May 2002 as a designee of WEUS Holding, Inc., a wholly-owned subsidiary of Weatherford International Ltd. Ms. Rodriguez became Senior Vice President and Chief Financial Officer of Weatherford International, Inc. and, in connection with the June 26, 2002 restructuring of Weatherford International, of Weatherford International Ltd. in June 2002. She served as Vice President-Accounting and Finance of Weatherford International, Inc. from February 2001 to June 2002. Ms. Rodriguez joined Weatherford International, Inc. in 1996 and has served in several positions, including Vice President-Accounting from June 2000 to February 2001 and Controller from 1999 to February 2001. Prior to joining

  Weatherford International, Ms. Rodriguez worked for Landmark Graphics (a software and service provider to the energy industry) from 1993 to 1996.

Stephen A. Snider
Age 57
Houston, Texas

  Mr. Snider has been our President and Chief Executive Officer and a director since consummation of our Tidewater Compression Service, Inc. acquisition in 1998. Mr. Snider has over 25 years of experience in senior management of operating companies, and also serves as a director of Energen Corporation (a diversified energy company focusing on natural gas distribution and oil and gas exploration and production) and T-3 Energy Services, Inc. (a provider of a broad range of oilfield products and services). Mr. Snider also serves on the Board of Directors of the Memorial Hermann Hospital System.

Incumbent Directors—Term Expiring 2006

Bernard J. Duroc-Danner
Age 51
Houston, Texas

  Mr. Duroc-Danner became a member of our Board of Directors in February 2001 as a designee of WEUS Holding, Inc., a wholly-owned subsidiary of Weatherford International Ltd., following our acquisition of Weatherford Global Compression Services, L.P. Mr. Duroc-Danner joined Weatherford International in May 1987 to initiate the start-up of Weatherford's oilfield service and equipment business through EVI, Inc. He was elected EVI's President in January 1990 and Chief Executive Officer in May 1990. In connection with the merger of EVI with Weatherford Enterra, Inc. in May 1998, Mr. Duroc-Danner was elected as Weatherford International, Inc.'s Chairman of the Board, President and Chief Executive Officer. In connection with the June 26, 2002 restructuring of Weatherford International, Mr. Duroc-Danner was elected as Weatherford International Ltd.'s Chairman of the Board, President and Chief Executive Officer. Mr. Duroc-Danner holds a Ph.D. in economics from Wharton (University of Pennsylvania). In prior years, Mr. Duroc-Danner held positions at Arthur D. Little and Mobil Oil Inc. Mr. Duroc-Danner is a director of Parker Drilling Company (a oil and gas drilling company), Cal-Dive International, Inc. (a company engaged in subsea services in the Gulf of Mexico), Dresser, Inc. (a provider of highly engineered equipment and services primarily for the energy industry) and London Merchant Securities plc (a property development and venture capital company).

William M. Pruellage
Age 31
New York, New York

  Mr. Pruellage became a member of our Board of Directors in April 2000 as a designee of Castle Harlan Partners III, L.P. Mr. Pruellage is a Managing Director of Castle Harlan, Inc. (a private equity investment company). Prior to joining Castle Harlan in July 1997, Mr. Pruellage worked as an investment banking analyst at Merrill Lynch beginning July 1995. Mr. Pruellage is also a director of Wilshire Restaurant Group, Inc. (a full service specialty restaurant company), StackTeck Systems, Inc. (a manufacturer of specialized injection mold systems), Advanced Accessory Systems, LLC (a manufacturer of exterior accessories for automobiles) and Ames True Temper, Inc. (a manufacturer of lawn and garden products).

Samuel Urcis
Age 70
Beverly Hills, California

  Mr. Urcis became a member of our Board of Directors in 1998 pursuant to an agreement entered into in connection with our Tidewater Compression Service, Inc. acquisition. Mr. Urcis was a general partner of Alpha Partners (a venture capital firm, which he co-founded) from 1982 to 2002. From 1979 to 1982, and since 1997, Mr. Urcis has been an investor and advisor in the energy field, primarily in the oilfield services and equipment sector. From 1972 to 1979, Mr. Urcis was with Geosource Inc. (a diversified services and equipment company, which he conceptualized and co-founded). Mr. Urcis served in the capacity of Chief Operating Officer and Vice President of Corporate Development. From 1955 to 1972, Mr. Urcis served in various technical and management capacities at Rockwell International, Hughes Aircraft, Aerolab Development Company and Sandberg-Serrell Corporation. Mr. Urcis serves on the Board of Governors of the Cedars-Sinai Medical Center, and has previously served as a director of the Glaucoma Research Foundation and as a trustee of the Monterey Institute of International Studies.

Incumbent Directors—Term Expiring 2007

Thomas C. Case
Age 56
Houston, Texas

  Mr. Case has served on our Board of Directors since 1999. Mr. Case served as Chairman and Chief Executive Officer of Equipment Support Services, Inc. (a consolidator of heavy equipment dealerships in the United States) from September 2001 through 2002 and is currently a member of their Board of Directors. Mr. Case served as the President of Mobil Global Gas & Power, Inc. and was responsible for gas marketing and power development in North and South America from 1998 until December 1999. Mr. Case retired from Mobil on April 1, 2000. From 1996 to 1997, Mr. Case was the Executive Vice President of Duke Energy Trading and Market Services (formerly Pan Energy), a joint venture between Duke Energy and Mobil. From 1991 to 1996, he held various positions with Mobil serving at various times as President and Executive Vice President/Chief Operating Officer of Mobil Natural Gas Inc., Manager of Strategic Planning for Exploration and Production of Mobil and President of Mobil Russia.

Janet F. Clark
Age 50
Houston, Texas

  Ms. Clark became a member of our Board of Directors in January 2003. Ms. Clark has served as Senior Vice President and Chief Financial Officer of Marathon Oil Corporation since January 5, 2004. Prior to joining Marathon Oil, Ms. Clark served as Senior Vice President and Chief Financial Officer of Nuevo Energy Company from December 2001 through December 2003 and from 1997 through 2000 was Executive Vice President, Corporate Development and Administration and Senior Vice President and Chief Financial Officer for Santa Fe Snyder Corporation and its predecessor, Santa Fe Energy Resources, Inc. Ms. Clark held investment banking positions with First Boston Corporation, Southcoast Capital Corporation and Williams Mackay Jordan & Co., Inc. from 1982 through 1996.

Uriel E. Dutton
Age 74
Houston, Texas

  Mr. Dutton became a member of our Board of Directors in February 2001 as a designee of WEUS Holding, Inc., a wholly-owned subsidiary of Weatherford International Ltd., following our acquisition of Weatherford Global Compression Services, L.P. Mr. Dutton has been counsel to and a partner with the law firm of Fulbright & Jaworski LLP for more than the past five years, where his practice focuses on real estate and oil and gas matters. Mr. Dutton also serves as director and Vice President of M.D. Anderson Foundation (a charitable corporation).

INFORMATION ABOUT OUR CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS AND ITS COMMITTEES

Corporate Governance

        Independence.    Our Board of Directors has determined that all of our directors are independent directors within the meaning of the rules of the New York Stock Exchange (the "NYSE"), other than Mr. Snider and Mr. Danner, who are members of our management. In making this determination, the Board affirmatively determined that each independent director has no "material relationship" with the company or management, and that none of the express disqualifications under Section 303A.02(b) of the NYSE rules applies to any of them.

        As described in "Certain Relationships and Related Transactions" below, Mr. Duroc-Danner, Ms. Rodriguez and Mr. Dutton are nominated to the Board in accordance with our contractual arrangements with Weatherford International Ltd., holder of 6,750,000 shares, or approximately 21%, of our outstanding common stock as of June 10, 2005. In determining that these directors are independent under the NYSE rules, the Board considered that Mr. Duroc-Danner and Ms. Rodriguez are executive officers of Weatherford, and that Mr. Dutton originally was selected as a nominee to our board by Weatherford, and concluded that none of these relationships is a "material relationship" with our company or one that otherwise impairs their independence from us or our management. In reaching this conclusion, the Board noted that these individuals are designated for nomination to our Board by Weatherford in its capacity as a significant stockholder and that Weatherford's rights arise as a result of agreements relating to its stock ownership, which the Board viewed as consistent with their role as independent directors. The Board further noted that none of these individuals has any relationships in his or her individual capacity with our company or our management. The Board also considered that our company and Weatherford engage in an immaterial amount of commercial transactions with each other in the ordinary course of business, as described in "Certain Relationships and Related Transactions" below, and concluded that these transactions do not impact the independence of Mr. Duroc-Danner, Ms. Rodriguez and Mr. Dutton. Further, the Board considered that the law firm with respect to which Mr. Dutton serves as Of Counsel provides legal services to Weatherford, but not to our company, and concluded that this relationship does not impact Mr. Dutton's independence from our company. Finally, the Board concluded that even though Mr. Duroc-Danner, Ms. Rodriguez and Mr. Dutton are independent directors for purposes of the NYSE rules, and, therefore, may serve on our Compensation Committee and our Nominating and Corporate Governance Committee, they are not eligible to serve on our Audit Committee under the rules of the Securities and Exchange Commission (the "SEC") and the NYSE governing audit committees as a result of their relationships with Weatherford.

        Corporate Governance Guidelines.    We are committed to adhering to sound principles of corporate governance and have adopted principles that we believe promote the effective functioning of the Board, its committees and our company. A copy of our Corporate Governance Guidelines is available on our website at www.universalcompression.com, by clicking on "Company Information," then "Corporate Governance." We will also provide a copy of our Corporate Governance Guidelines to any of our stockholders without charge upon written request.

        Code of Business Conduct and Ethics.    We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. A copy of our Code of Business Conduct and Ethics is available on our website at www.universalcompression.com, by clicking on "Company Information," then "Corporate Governance." We will also provide a copy of our Code of Business Conduct and Ethics to any of our stockholders without charge upon written request.

        Executive Sessions of the Board of Directors and Presiding Director.    Executive sessions of our non-management directors are held at least twice each year. Mr. Case has been appointed as the Presiding Director for these sessions.

        Communication with Board Members.    Stockholders and other interested parties may communicate with the Board of Directors, or any of our individual directors, including the Presiding Director, or the non-management directors as a group, by sending a letter in care of the Company's Corporate Secretary, 4444 Brittmoore Road, Houston, Texas 77041 U.S.A. The Corporate Secretary will open, log and forward all such correspondence (other than advertisements or other solicitations) to directors unless the director or directors to whom the correspondence is addressed has requested the Corporate Secretary to forward correspondence unopened.

Committees of the Board of Directors

        The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

        Audit Committee.    Ms. Clark (Chair), Mr. Case, Mr. Urcis and Mr. Pruellage are the current members of the Audit Committee. All members of the Audit Committee are independent as defined by the rules of the NYSE and the SEC. The Board of Directors also has determined that Ms. Clark is an "audit committee financial expert" as defined in the rules and regulations of the SEC. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Exhibit A. The charter is also available on our website at www.universalcompression.com, by clicking on "Company Information," then "Corporate Governance." We will also provide a copy of the charter to any of our stockholders without charge upon written request. The primary functions of the Audit Committee are overseeing the:

  •
  integrity of the Company's financial statements;

  •
  Company's compliance with legal and regulatory requirements;

  •
  Company's independent auditors qualifications;

  •
  performance of the independent auditors and the Company's internal audit function; and

  •
  Company's systems of disclosure controls and procedures, and internal control over financial reporting.

        Compensation Committee.    Mr. Duroc-Danner (Chair), Mr. Pruellage and Ms. Rodriguez are the current members of the Compensation Committee. All members of the Compensation Committee are independent as defined by the rules of the NYSE. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.universalcompression.com, by clicking on "Company Information," then "Corporate Governance." We will also provide a copy of the charter to any of our stockholders without charge upon written request. The primary functions of the Compensation Committee are to:

  •
  discharge the Board's responsibilities relating to compensation of the Company's executives;

  •
  in consultation with senior management, establish and review the Company's general compensation philosophy and oversee the development and implementation of our compensation programs;

  •
  review and approve corporate goals and objectives relevant to the compensation of our chief executive officer, evaluate the performance of the chief executive officer in light of those goals and objectives and set the chief executive officer's compensation level based on this evaluation; and

  •
  make recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans and oversee the activities of the individuals and entities responsible for administering these plans.

        Nominating and Corporate Governance Committee.    Mr. Dutton (Chair), Mr. Case and Ms. Clark are the current members of the Nominating and Corporate Governance Committee. All members of the

Nominating and Corporate Governance Committee are independent as defined by the rules of the NYSE. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.universalcompression.com, by clicking on "Company Information," then "Corporate Governance." We will also provide a copy of the charter to any of our stockholders without charge upon written request. The primary functions of the Nominating and Corporate Governance Committee are to:

  •
  identify and recommend individuals to the Board and its committees;

  •
  establish procedures for such committee to exercise oversight of the evaluation of the Board and management; and

  •
  develop and recommend to the Board a set of corporate governance principles applicable to the Company.

        Prior to our establishing a Nominating and Corporate Governance Committee, the Board of Directors identified candidates to be nominees for director through recommendations from other non-management directors, executive officers, including the Chief Executive Officer, third parties, and stockholders, including stockholders that have had contractual rights to nominate candidates. The Nominating and Corporate Governance Committee expects that, if a vacancy on the Board of Directors were to occur, future candidates will be identified through its own inquiries and these sources. Also, it is the policy of the Nominating and Corporate Governance Committee to consider nominees recommended by other stockholders. Subject to the rights of any stockholders under any contract granting stockholders the right to nominate candidates, for a stockholder candidate to be considered, the stockholder is required comply with the procedures set forth in this proxy statement. See "Stockholder Recommendations of Director Nominees" and "Proposals of Stockholders for 2006 Annual Meeting" elsewhere in these proxy materials. Each of the current nominees for director listed above under the caption "Information About Our Directors—Nominees for Election to Term Expiring 2008" is an existing director standing for re-election.

        Subject to the rights of Company stockholders under the Company's by-laws or any contracts granting stockholders the right to nominate candidates, the Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as candidates identified through other sources, including candidates recommended by non-management directors, executive officers and third parties. In deciding if a candidate is qualified to be a nominee, the Nominating and Corporate Governance Committee may take into account such factors as it considers appropriate, including the criteria identified in our Corporate Governance Guidelines, such as the candidate's personal qualities and characteristics, accomplishments and reputation in the business community; the candidate's knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business; the candidate's ability and willingness to commit adequate time to board and committee matters; the fit of the candidate's skills and personality with those of other directors and potential directors in building a Board or Directors that is effective, collegial and responsive to the needs of the Company; and whether the candidate would contribute to the diversity of viewpoints, background and experience of the Board or Directors.

        The Nominating and Corporate Governance Committee believes that directors must be willing and able to devote sufficient time to carry out their duties and responsibilities effectively, including preparing for and participating in board and committee meetings, to serve on the Board of Directors and one or more of its committees for an extended period of time, and to abide by our Corporate Governance Guidelines and Code of Business Conduct and Ethics.

Number of Meetings

        In fiscal year 2005, the Board of Directors met eight times, the non-management directors met in executive session five times, the Audit Committee met ten times, the Compensation Committee met three times and the Nominating and Corporate Governance Committee met four times. Each of the directors attended all of the Board of Directors and respective committee meetings.

Board Compensation

        In fiscal year 2005, directors who were not our officers received an annual director fee of $24,000 and reimbursement of reasonable out-of-pocket expenses. These directors also received between $500 and $1,000 per Board of Directors or Committee meeting attended, except in the case of a Committee Chair, who received $1,500 per meeting attended. Pursuant to the Company's Directors' Stock Plan, directors may elect to receive all or a portion of their future director fees in the form of our common stock. In addition, directors who are not our officers are eligible to receive stock option awards under our Incentive Stock Option Plan. During fiscal year 2005, Mr. Case, Ms. Clark, Mr. Duroc-Danner, Mr. Dutton, Mr. Pruellage, Ms. Rodriguez and Mr. Urcis were each awarded 7,500 options under the plan, all of which have a one-year vesting schedule.

        In fiscal year 2006, directors who are not our officers will receive an annual director fee of $30,000. The Committee Chairs for the Compensation Committee and the Nominating and Corporate Governance Committee will receive an additional annual chairperson fee of $5,000, and the Committee Chair for the Audit Committee will receive an additional annual chairperson fee of $10,000. The fees to be paid per meeting attended will remain at fiscal year 2005 amounts.

Director Attendance at Annual Meeting of Stockholders

        All directors are expected to attend the Annual Meeting of Stockholders. All of our nine directors attended our Annual Meeting of Stockholders for fiscal year 2004, held July 23, 2004.

Compensation Committee Interlocks and Insider Participation

        During the last fiscal year, Mr. Duroc-Danner, Mr. Pruellage, and Ms. Rodriquez served as members of our Compensation Committee. Mr. Duroc-Danner is President and Chief Executive Officer, and Ms. Rodriquez is Senior Vice President and Chief Financial Officer, of Weatherford International Ltd. Weatherford International owned 6,750,000 shares, or approximately 21%, of our outstanding common stock as of June 10, 2005. See "Certain Relationships and Related Transactions" for a description of certain of our arrangements and transactions with Weatherford International.

Section 16(a) Beneficial Ownership Reporting Compliance

        Executive officers, directors and certain persons who own more than ten percent of our common stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file reports of their ownership of our common stock with the SEC and the NYSE, and to furnish us with copies of the reports.

        We received a written representation from each reporting person who did not file an annual report with the SEC on Form 5 that no Form 5 was due. Based solely on our review of the reports and representations furnished to us by such reporting persons, we believe that all required Section 16(a) reports were timely filed in fiscal 2005. A Form 4 disclosing one transaction that occurred in 2001 was filed late by Ernie L. Danner.

Transactions and Relationships with our Directors and Executive Officers

        See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions."

EXECUTIVE OFFICERS

        The following table sets forth certain information regarding our executive officers as of May 31, 2005:

Name	Age	Position
Stephen A. Snider	57	President, Chief Executive Officer and Director
Ernie L. Danner	51	Executive Vice President and Director
J. Michael Anderson	43	Senior Vice President and Chief Financial Officer
Kirk E. Townsend	47	Senior Vice President
D. Bradley Childers	41	Senior Vice President, Business Development, General Counsel and Secretary
Richard Leong	55	Senior Vice President, Marketing

        Stephen A. Snider.    Mr. Snider's biographical information may be found on page 3 of this Proxy Statement.

        Ernie L. Danner.    Mr. Danner's biographical information may be found on page 2 of this Proxy Statement.

        J. Michael Anderson.    Mr. Anderson joined us as Senior Vice President and Chief Financial Officer in March 2003. From 1999 to March 2003, Mr. Anderson held various positions with Azurix Corp. (a water utility company) primarily as the company's Chief Financial Officer and later, as Chairman and Chief Executive Officer. Prior to that time, Mr. Anderson spent ten years in the Global Investment Banking Group of J. P. Morgan Chase & Co.

        Kirk E. Townsend.    Mr. Townsend is our Senior Vice President, a position he has held since February 2001, and is President, North America Division, of Universal Compression, Inc., our wholly-owned subsidiary, which position he has held since October 2001. Mr. Townsend is responsible for all business activities of Universal Compression, Inc. within the United States and Canada. Mr. Townsend joined Universal Compression, Inc.'s predecessor company in 1979 as a domestic sales representative. In 1986, he became an international sales representative. Mr. Townsend was promoted to Vice President of Business Development in April 1999, and Vice President of Sales in October 1999. Mr. Townsend has over 25 years of sales and management experience in the natural gas compression industry.

        D. Bradley Childers.    Mr. Childers joined us as Senior Vice President, General Counsel and Secretary in September 2002. In April 2005, Mr. Childers became Senior Vice President, Business Development, General Counsel and Secretary. Prior to joining us, Mr. Childers held various positions with Occidental Petroleum Corporation and its subsidiaries, including as Vice President, Business Development at Occidental Oil and Gas Corporation from 1999 to August 2002, and as a corporate counsel in the legal department from 1994 to 1999. Prior to that time, Mr. Childers was an associate corporate attorney at Sullivan & Cromwell, in their Los Angeles office, from 1989 to 1994.

        Richard Leong.    Mr. Leong joined us in December 2001 as our Vice President and as President, Asia Pacific Division, of Universal Compression, Inc. In April 2005, Mr. Leong became Senior Vice President, Marketing. From 1996 until May 2001, Mr. Leong worked with Cooper Energy Services in various managerial and sales positions, serving most recently as Vice President, Sales & Marketing. Mr. Leong has over 31 years of marketing and general management experience in the energy industry.

EXECUTIVE COMPENSATION

        The following tables and narrative text discuss the compensation paid in fiscal years 2005, 2004 and 2003 for our Chief Executive Officer and our other four most highly compensated executive officers during fiscal year 2005 (the "Named Officers"):

Summary Compensation Table

				Long-Term Compensation Awards
		Annual Compensation
Name and Principal Position	Fiscal Year			Restricted Stock(1)		Stock Options (shares)		All Other Compensation(2)
		Salary	Bonus
Stephen A. Snider President and Chief Executive Officer	2005 2004 2003	$450,000 390,000 375,000	$550,000 550,000 93,750	$754,200 446,400 —	(3) (4)	30,000 35,000 35,000	(5)	$33,069 37,120 28,720
Ernie L. Danner Executive Vice President	2005 2004 2003	300,000 286,000 275,000	330,000 270,000 117,232	452,520 357,120 —	(3) (4)	22,000 25,000 25,000	(5)	28,804 34,421 25,099
J. Michael Anderson(6) Senior Vice President & Chief Financial Officer	2005 2004 2003	275,000 260,000 1,000	225,000 245,000 —	301,680 238,080 349,000	(3) (4) (7)	17,000 20,000 85,000	(5)	26,933 29,719 —
Kirk E. Townsend Senior Vice President	2005 2004 2003	280,000 245,000 235,000	230,000 270,000 43,757	301,680 238,080 —	(3) (4)	17,000 20,000 20,000	(5)	28,285 26,011 20,940
D. Bradley Childers(8) Senior Vice President, Business Development, General Counsel and Secretary	2005 2004 2003	240,000 215,000 103,846	180,000 170,000 15,741	301,680 238,080 188,400	(3) (4) (9)	17,000 20,000 65,000	(5)	28,755 26,085 8,367

(1)
Following is the aggregate number of shares of restricted stock and its value, based on the closing price of our common stock on the NYSE, as of March 31, 2005, held by each of the following Named Officers: Mr. Snider, 42,500 shares valued at $1,609,475; Mr. Danner, 29,000 shares valued at $1,098,230; Mr. Anderson, 31,000 shares valued at $1,173,970; Mr. Townsend, 18,500 shares valued at $700,595; and Mr. Childers, 23,500 shares valued at $889,945.

(2)
Represents matching contributions of $3,785, $1,881, $2,054, $6,110, and $6,075 made by us in fiscal year 2005 under our 401(k) Savings Plan for each of Messrs. Snider, Danner, Anderson, Townsend and Childers respectively; payments of $11,423, $7,436, $5,446, $3,231 and $3,323 made by us in fiscal year 2005 under our Employees' Supplemental Savings Plan for each of Messrs. Snider, Danner, Anderson, Townsend and Childers respectively; health care premiums of $16,889 made by us in fiscal year 2005 under our Executive Medical and Dental Plan on behalf of each of Messrs. Snider, Danner, Anderson, Townsend and Childers; life insurance and AD&D premiums of $972, $648, $594, $605 and $518 made by us in fiscal year 2005 under our group life insurance and AD&D plans for each of Messrs. Snider, Danner, Anderson, Townsend and Childers respectively; and $1,950, $1,950, $1,450 and $1,950 for each of Messrs. Danner, Anderson, Townsend and Childers respectively under our Executive Physical Program.

(3)
These shares of restricted stock were granted to these Named Officers on March 9, 2005 as compensation in respect of fiscal year 2005 and will vest 25% on March 9, 2007 and 25% on each March 9 thereafter until March 9, 2010. The values set forth in the table are based on $37.71 per share, the closing price of our common stock on the NYSE on March 9, 2005.

(4)
These shares of restricted stock were granted to these Named Officers on April 30, 2004 as compensation in respect of fiscal year 2004 and will vest 25% on April 30, 2006 and 25% on each April 30 thereafter until April 30, 2009. The values set forth in the table are based on $29.76 per share, the closing price of our common stock on the NYSE on April 30, 2004.

(5)
These stock options were granted to these Named Officers on April 30, 2004 as compensation in respect of fiscal year 2004.

(6)
Mr. Anderson joined us in March 2003.

(7)
These shares of restricted stock were granted to Mr. Anderson on March 31, 2003 and such shares vested 25% on March 31, 2005 and will vest 25% on each March 31 thereafter until March 31, 2008. The value set forth in the table is based on $17.45 per share, the closing price of our common stock on the NYSE on March 31, 2003.

(8)
Mr. Childers joined us in September 2002.

(9)
These shares of restricted stock were granted to Mr. Childers on September 3, 2002 and such shares vested 25% on September 3, 2004 and will vest 25% on each September 3 thereafter until September 3, 2007. The value set forth in the table is based on $18.84 per share, the closing price of our common stock on the NYSE on September 3, 2002.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted (#)(2)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name			Exercise or Base Price ($/Share)	Expiration Date
					5%	10%
Stephen A. Snider	30,000	15.6%	$38.15	03/09/2015	$719,769	$1,824,038
Ernie L. Danner	22,000	11.5	38.15	03/09/2015	527,831	1,337,628
J. Michael Anderson	17,000	8.9	38.15	03/09/2015	407,870	1,033,622
Kirk E. Townsend	17,000	8.9	38.15	03/09/2015	407,870	1,033,622
D. Bradley Childers	17,000	8.9	38.15	03/09/2015	407,870	1,033,622

(1)
The calculations at five percent and ten percent appreciation rates are established by the SEC and are not intended to forecast future appreciation rates for our common stock.

(2)
These stock options exclude the following grants made to the Named Officers on April 30, 2004 as compensation in respect of fiscal year 2004, which were included in our 2004 Proxy Statement: 35,000 to Stephen A. Snider; 25,000 to Ernie L. Danner; 20,000 to J. Michael Anderson; 20,000 to Kirk E. Townsend; and 20,000 to D. Bradley Childers. The percentages do not take into consideration those options granted as compensation in respect of fiscal year 2004.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised in-the-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen A. Snider	3,500	$99,592	466,985	76,667	$5,975,763	$513,107
Ernie L. Danner	5,000	141,525	243,214	55,334	3,596,019	366,514
J. Michael Anderson	—	—	56,666	65,334	1,157,403	731,822
Kirk E. Townsend	—	—	171,327	43,667	2,369,163	293,207
D. Bradley Childers	—	—	43,332	58,668	848,757	577,518

PERFORMANCE GRAPH

        The following graph compares the performance of our common stock to the Standard & Poor's 500 Stock Index and Standard & Poor's 500 Energy Equipment & Services Index from May 24, 2000, the first day of trading for our common stock, to March 31, 2005. The graph assumes that the value of the investment in our common stock, the S&P 500 Stock Index and the S&P 500 Energy Equipment & Services Index was $100 at May 24, 2000 and that all dividends were reinvested quarterly.

COMPARISON OF CUMULATIVE TOTAL RETURN
BASED ON INITIAL INVESTMENT OF $100 ON MAY 24, 2000

         The performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under those Acts.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Policy

        The goal of our compensation policy is to offer a cash and stock-based compensation package that attracts and retains executive officers and that aligns executive compensation with the interests of our stockholders. Our philosophy is to provide total compensation, consisting of a base salary and short-and long-term incentives, that is competitive with companies of similar size in the oilfield services sector, and includes annual bonus compensation potential that is based on a combination of corporate and individual performance. The Compensation Committee of the Board of Directors reviews our executive compensation programs annually to ensure these programs are competitive and reasonable, and to ensure the programs are appropriately applied to each executive officer.

        The fiscal year 2005 review process involved, among other things, the Compensation Committee's examination of:

  •
  analyses by the outside executive compensation advisor engaged by the Compensation Committee, including analyses of data involving similarly-sized oilfield service companies;

  •
  each executive's performance compared to the goals and objectives established for the executive;

  •
  the nature, scope and level of the executive's responsibilities; and

  •
  each executive's contribution to the Company's financial results and effectiveness in exemplifying and promulgating the Company's core values—safety, service and integrity.

        Based upon this review, the Compensation Committee found the total compensation of the Chief Executive Officer and the other executive officers to be reasonable, both in the aggregate and on an individual basis.

Compensation Policy Components

        Base Salary.    Base salaries are competitive with those offered by companies of similar size in the oilfield services sector. Individual salaries, which are reviewed annually, are based on individual skills and performance and market comparisons. Based upon its analysis, the Compensation Committee approved the increase of the base salaries of the Company's executive officers for fiscal year 2005.

        Incentive Bonus.    The Compensation Committee has adopted an Officers' Incentive Plan each year to provide each executive officer with the potential to earn a cash bonus expressed as a percentage of salary. The amount of the bonus paid to each executive officer for fiscal year 2005 was determined by the Compensation Committee and based on the Fiscal Year 2005 Officers' Incentive Plan.

        The Fiscal Year 2005 Officers' Incentive Plan provided for bonus payments based upon individual performance and the attainment of certain Company financial and operating goals recommended by the Chief Executive Officer, based upon the Company's annual profit plan, and approved by the Compensation Committee. Under the Plan, each executive officer's bonus amount was first calculated based on an objective analysis of our financial and safety performance, with 90% of this amount based on financial performance, which is based on overall Company and divisional earnings measurements, and 10% based on safety performance, as measured by the Total Recordable Incident Rate (TRIR) (total number of reportable occupational injuries in relation to manhours worked). An individual performance multiplier was then applied to the bonus determined on the basis of financial and safety performance. The purpose of the multiplier, which can range from 0 to 1.25 times, was to account for each executive officer's individual performance. In the case of the Chief Executive Officer, the multiplier was determined by the Compensation Committee. In the case of the other executive officers, the multiplier was recommended by the Chief Executive Officer and approved by the Compensation Committee. The Compensation

Committee has the discretion to increase the multiplier above 1.25 and to award bonuses in excess of or below the targeted amounts, if warranted in its discretion.

        Stock Option Grants.    The use of stock options is considered to be an important incentive to our executive officers for working toward our long-term growth. We believe that stock options provide our executive officers with a benefit that will increase only to the extent that the value of our common stock increases. The number of options granted to an executive officer is based on the officer's achievements in increasing the value of the Company's common stock to date, competitive market data for each executive officer position, and on the executive officer's ability to impact overall corporate performance. The options granted are subject to vesting over a three year period and have exercise prices equal to the market value of our stock on the date of the grant. In respect of fiscal year 2005, six of our executive officers received grants representing 116,000 shares of common stock.

        Restricted Stock Grants.    We also utilize grants of restricted stock as long-term compensation for our executive officers. The number of restricted shares granted is determined in the same way as stock options, based on the executive officer's achievements in increasing the value of the Company's common stock to date, on competitive market data obtained for each executive officer position, and on the executive officer's ability to impact overall corporate performance. The Compensation Committee can exercise its discretion in determining the vesting schedule for restricted stock. In respect of fiscal year 2005, 62,000 shares of restricted stock were granted to six of our executive officers. Generally, common stock subject to the restricted stock grants vests 0% upon the first anniversary of the grant and 25% on each anniversary thereafter through the fifth anniversary.

        Other Compensation Programs.    Our 401(k) savings plan provides employees, including executive officers, the opportunity to defer up to 25% of their salary on a pre-tax basis through contributions to an account from which the employee may direct how the funds are invested. We match, with Company common stock, 50% of the first six percent of such employee contributions, with a maximum match of three percent of the employee's compensation. Employees vest in the Company's contribution over five years, based on length of employment. The common stock contributed by the Company to an employee's matching contribution account cannot be sold except upon certain events, such as termination of employment, death or attainment of certain age and service requirements under the plan. Company stock is not an investment option for employees.

        Our Employees' Supplemental Savings Plan provides employees with an annual base salary equal to $100,000 or more, including executive officers, the opportunity to defer up to 25% of their salary. In addition, participants can defer up to 100% of their bonuses. The Company matches 50% of the first six percent of compensation, excluding any bonus deferred. Prior to September 1, 2002, our matching contributions were in the form of cash. Since September 1, 2002, our matching contributions have been in the form of our common stock, which cannot be sold except upon certain events, such as termination of employment, death or attainment of certain age and service requirements under the plan.

Fiscal Year 2005 Compensation for the President and Chief Executive Officer

        In fiscal year 2005, Mr. Snider received a base salary of $450,000. His targeted bonus potential was 100% of this base salary and the Compensation Committee awarded him $550,000, or 122% of the targeted amount of $450,000. Mr. Snider was granted options representing 30,000 shares of common stock and was granted 20,000 shares of restricted stock. In addition, the Company made matching contributions of 101 shares of common stock to Mr. Snider's 401(k) account and 343 shares of common stock to his account under the Supplemental Savings Plan.

        Mr. Snider's compensation is determined using substantially the same criteria utilized to determine compensation for our other executive officers, as described earlier in this report. Mr. Snider's 2005 bonus amount was in recognition of the Company's performance in fiscal year 2005 and Mr. Snider's contributions to that performance. The increase in Mr. Snider's total compensation was intended to make his compensation more competitive with those of similarly situated officers in comparable companies in the oilfield services sector and to recognize his efforts to grow the Company's business and increase stockholder value. The number of stock options and shares of restricted stock granted to Mr. Snider were determined to be appropriate given Mr. Snider's position in the organization and consistent with the criteria utilized to determine compensation for our other executive officers, as discussed earlier in this report.

Compensation Deductions Limitations

        Section 162(m) of the Internal Revenue Code, as amended, limits the deductibility of certain compensation expenses in excess of $1,000,000 to any one individual in any fiscal year. Compensation that is "performance based" is excluded from this limitation. For compensation to be "performance based," it must meet certain criteria including certain predetermined objective standards approved by stockholders. We believe that maintaining the discretion to evaluate the performance of our management is an important part of our responsibilities and benefits the Company's stockholders. We periodically assess the potential application of Section 162(m) on incentive compensation awards and other compensation decisions.

Summary

        In making decisions regarding executive compensation, the Committee compares current compensation levels with those of other companies within the oilfield services sector that compare favorably to our company with regard to market capitalization and other financial indicators by which we have historically measured the Company's performance. The Committee uses its discretion to determine a total compensation package of base salary, short-term and long-term incentives that are competitive with this group of peer companies. In conclusion, we believe the executive compensation programs are appropriately applied to the Company's executive officers and are necessary to retain the executive officers who are essential to the continued development and success of the Company, to compensate those executive officers for their contributions and to enhance stockholder value.

                      Compensation Committee
                      Bernard J. Duroc-Danner,                       Chair
                      Lisa W. Rodriguez
                      William M. Pruellage

        The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under those Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of June 10, 2005, the beneficial ownership of our common stock by persons we know to be the beneficial owners of more than five percent of our issued and outstanding common stock, our directors, our Named Officers and all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated in the footnotes to this table, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite the stockholder's name. Except as otherwise set forth below, shares of common stock not outstanding but deemed beneficially owned by virtue of a person or group having the right to acquire them within 60 days, including outstanding stock options, are treated as outstanding only for purposes of determining the percentage owned by such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership by any other person. The address for each executive officer and director listed below is c/o Universal Compression Holdings, Inc., 4444 Brittmoore Road, Houston, Texas 77041.

Name and Address of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percentage of Outstanding Shares(1)
Weatherford International Ltd.(2) c/o Weatherford International, Inc. 515 Post Oak Boulevard, Suite 600 Houston, Texas 77027-3415	6,750,000	21.1%
Dimensional Fund Advisors Inc.(3) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,021,180	6.3%
Mac-Per-Wolf Company(4) 310 S. Michigan Ave., Suite 2600 Chicago, IL 60604	1,725,709	5.4%
Thomas C. Case(5)	32,834	*
Janet F. Clark(6)	17,500	*
Samuel Urcis(5)	71,987	*
William M. Pruellage(5)	33,808	*
Bernard J. Duroc-Danner(7)(8)	7,500	*
Lisa W. Rodriguez(7)(8)	7,500	*
Uriel E. Dutton(5)	33,201	*
Stephen A. Snider(9)	588,887	1.8%
Ernie L. Danner(10)	351,457	1.1%
Kirk E. Townsend(11)	204,263	*
J. Michael Anderson(12)	100,305	*
D. Bradley Childers(13)	77,108	*
All directors and executive officers as a group (13 persons)(14)	1,613,599	4.8%

*
Less than 1% of our issued and outstanding shares of common stock.

(1)
Reflects the shares beneficially owned as a percentage of common stock outstanding (32,052,108 shares, excluding 1,051 treasury shares) plus the beneficial owner's shares of common stock subject to options that are or will become fully-vested within 60 days, if any.

(2)
This information is based on statements on file with the SEC.

(3)
Based solely on a review of the Schedule 13G filed by Dimensional Fund Advisors Inc. with the SEC on February 9, 2005.

(4)
Based solely on a review of the Schedule 13G filed by Mac-Per-Wolf Company with the SEC on January 31, 2005.

(5)
Includes 32,500 shares of common stock subject to options, all of which are fully vested.

(6)
Includes 17,500 shares of common stock subject to options, all of which are fully vested.

(7)
Includes 7,500 shares of common stock subject to options, all of which are fully vested.

(8)
This director is an officer of Weatherford International Ltd. and due to this position may be deemed to exercise control over Weatherford International Ltd., and as such may be deemed to be a beneficial owner of the shares held by Weatherford International Ltd. This director disclaims beneficial ownership of these shares. This information is based upon information provided to us and in statements on file with the SEC.

(9)
Includes 478,651 shares of common stock subject to options, all of which are fully vested.

(10)
Includes 251,547 shares of common stock subject to options, all of which are fully vested.

(11)
Includes 177,993 shares of common stock subject to options, all of which are fully vested.

(12)
Includes 63,332 shares of common stock subject to options, all of which are fully vested.

(13)
Includes 49,998 shares of common stock subject to options, all of which are fully vested.

(14)
Includes an aggregate of 1,245,687 shares of common stock subject to options, all of which are fully vested. Also includes 87,249 shares of common stock owned by another executive officer not listed in the above table, of which 61,666 are shares of common stock subject to options, all of which are fully vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Arrangements and Transactions with Weatherford International

        Registration Rights Agreement.    Concurrently with our acquisition of Weatherford Global Compression Services, L.P. in February 2001, we entered into a registration rights agreement with WEUS Holding, Inc., a wholly-owned subsidiary of Weatherford International, Inc. In connection with the June 2002 restructuring of Weatherford International, Inc., WEUS Holding's rights under the registration rights agreement were transferred to Weatherford International Ltd. In connection with the exercise by Weatherford of one of its demand registrations, in March 2004, the registration rights agreement was amended and restated. Under the agreement, Weatherford International Ltd. has the right, on up to three occasions, to cause us to register at our expense Weatherford International Ltd.'s shares of our common stock under the Securities Act of 1933 at any time by providing a written demand to us, subject to certain minimum dollar values. The registration rights agreement also provides Weatherford International Ltd. with certain "piggyback" registration rights, or rights to require us, subject to certain limitations, to include its shares of our common stock in certain other registration statements that we may file. In February 2004, Weatherford provided written demand to the Company to register 7,000,000 of Weatherford's shares of our common stock. The Company filed a registration statement with the SEC in respect of these shares on April 1, 2004 and these shares were subsequently sold. In December 2004, Weatherford provided written demand to the Company to register its remaining 6,750,000 shares of our common stock. The Company filed a registration statement with the SEC in respect of these shares, and such registration statement was declared effective in March 2005.

        Board Representation.    In connection with our acquisition of Weatherford Global, WEUS Holding was granted the right to designate three members to our Board of Directors for so long as it owns at least 20% of our outstanding common stock. One WEUS Holding nominee (Mr. Dutton) is a Class A director with a term expiring in 2007, the second WEUS Holding nominee (Ms. Rodriguez) is a Class B director with a term of office expiring in 2005, and the third WEUS Holding nominee (Mr. Duroc-Danner) is a Class C director with a term of office expiring in 2006. In connection with the June 26, 2002 restructuring of Weatherford International, Inc., WEUS Holding's right to designate members to our Board of Directors was transferred to Weatherford International Ltd. If Weatherford International Ltd.'s ownership of our common stock falls below 20%, Weatherford International Ltd. may designate only two directors, and if its ownership falls below 10%, it may no longer designate directors to our Board. Weatherford International Ltd.'s current designees to our Board of Directors, including through WEUS Holding's previous designations, are, as stated above, Mr. Dutton (Class A), Ms. Rodriguez (Class B) and Mr. Duroc-Danner (Class C). Ms. Rodriguez is serving a term that expires at our 2005 Annual Meeting of Stockholders. Our Board has recommended that Mr. Rodriguez stand for reelection as a director for the term expiring 2008.

        Other Transactions.    During fiscal year 2005, Weatherford International Ltd. or its affiliates purchased services, equipment and parts from us in the ordinary course of business for approximately $106,000.

Registration Rights Agreement

        In connection with our acquisition of Tidewater Compression in 1998, we entered into a registration rights agreement with Castle Harlan Partners III, L.P. and some of our other stockholders (including certain of our directors and officers). Under the registration rights agreement, these stockholders generally have the right to require us to register any or all of their shares of our common stock under the Securities Act of 1933, at our expense, subject to certain minimum dollar values. In addition, these stockholders are generally entitled to include, at our expense, their shares of our common stock covered by the registration rights agreement in any registration statement that we propose to file with respect to registration of our common stock under the Securities Act of 1933. We also agreed in this registration rights agreement to indemnify the stockholders against specified liabilities, including liabilities under the Securities Act of 1933.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        The Company has elected, as a policy matter, not to offer employment agreements to its executive officers. During fiscal year 2005, only one of our Named Officers, Mr. Richard Leong, had a termination of employment agreement with the Company. This termination agreement provided that Mr. Leong would have received one year of base salary as in effect at the time of termination and one year of medical benefits if he was involuntarily terminated by the Company without cause. This three-year agreement expired in December 2004.

        Certain of our executive officers are offered change of control agreements pursuant to which the executive officers may receive certain payments, including a lump sum payment of two years' compensation and continuation of our employee benefits for two years, in the event of termination upon a change of control in exchange for a two-year non-competition agreement. To date, Messrs. Snider, Danner, Anderson, Townsend and Childers have entered into change of control agreements with the Company. In addition, the Company has agreed that Stephen A. Snider, our President and Chief Executive Officer, and his spouse will be entitled to continue to participate, at our expense, in our medical benefit plan following his retirement so long as he remains an active employee of the Company until his retirement.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of March 31, 2005, with respect to certain of our compensation plans for which our common stock is authorized for issuance, aggregated as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	2,492,952	$25.46	3,710,475(1)
Equity compensation plans not approved by security holders:	Not applicable	Not applicable	Not applicable

Total	2,492,952	$25.46	3,710,475

(1)
Includes 2,556,297, 17,209, 124,900, 999,450 and 12,619 shares available for issuance pursuant to our Incentive Stock Option Plan, Employees' Supplemental Savings Plan, Employee Stock Purchase Plan, Restricted Stock Plan and Directors' Stock Plan, respectively.

PROPOSAL 2:
APPROVAL OF THE AMENDMENT TO OUR RESTRICTED STOCK PLAN

        The Board of Directors recommends that you vote FOR the approval of the amendment to our Restricted Stock Plan in this Proposal 2.

        On April 20, 2001, the Board of Directors approved and adopted our Restricted Stock Plan (as amended to date, our "Restricted Stock Plan") which provided for the granting of up to 350,000 shares of common stock to our executive officers. At the 2004 Annual Meeting of Stockholders, the Restricted Stock Plan was amended to increase the total number of shares of our common stock available for future awards to 1,143,000 shares. As of March 31, 2005, awards covering 350,550 shares of common stock have been granted under the Restricted Stock Plan. Of the awards granted, 244,950 shares of common stock, or approximately 0.8% of the Company's outstanding common stock as of June 10, 2005, remain subject to vesting requirements.

        At the meeting, you will be asked to approve an amendment to our Restricted Stock Plan (the "Amendment"), the form of which is attached hereto as Exhibit B. The primary purposes of the Amendment are to (i) expand the group of individuals who are eligible to receive awards under our Restricted Stock Plan to include the Company's directors and additional employees and, (ii) include the option of offering, in addition to restricted stock awards, restricted stock units. Since restricted stock units are considered to be deferred compensation subject to the requirements of Section 409A of the Internal Revenue Code, the Amendment also amends certain provisions of the Restricted Stock Plan to comply with the requirements of Section, 409A. One of such changes required by Section 409A is in the section that defines a Change in Control of the Company. Under the Restricted Stock Plan, if the Company merged with another company and the stockholders of the Company prior to the merger owned less than 75% of the shares of the merged company, a Change in Control will have occurred. After adoption of the Amendment, the 75% ownership requirement is reduced to 65%. The Amendment will not increase the number of shares of our common stock available for grant under our Restricted Stock Plan.

        The following summary of the Restricted Stock Plan, as amended by the Amendment (the "Amended Restricted Stock Plan"), is qualified in its entirety by the full text of the Restricted Stock Plan. Any stockholder may obtain a copy of the Restricted Stock Plan by writing to Universal Compression Holdings, Inc., 4444 Brittmoore Road, Houston, Texas 77041, Attention: Corporate Secretary.

Purposes

        The purposes of the Amended Restricted Stock Plan are to attract and retain for the Company and its affiliates the best available directors, officers and employees, to provide additional incentive to our directors, officers and employees, to increase the interest of our directors, officers and employees in the Company's welfare and to promote the success of the business of the Company and its affiliates.

Eligibility

        The Compensation Committee may elect to award restricted stock or restricted stock units to directors, officers and employees whose performance and responsibilities are determined to be important to our success.

Awards

        The Amended Restricted Stock Plan contemplates that certain terms of the awards of restricted stock or restricted stock units under the plan, including the number of shares or units granted, vesting schedules and forfeiture restrictions, and events that will cause the stock to be issued to the recipient, will be specified in a restricted stock agreement or restricted stock unit agreement between the Company and the individual director or employee. Each individual restricted stock agreement or restricted stock unit agreement will be subject to the Amended Restricted Stock Plan, but the terms and conditions of the separate agreements are not required to be identical and may vary. The Compensation Committee will determine the terms and conditions of the awards, including the vesting schedule and forfeiture restrictions for any awards under the Amended Restricted Stock Plan, and the events which will result in the issuance of the shares to the director or employee, and all of such terms and conditions will be specified in the restricted stock agreement or restricted stock unit agreement with each recipient.

        Subject to the provisions of a particular restricted stock agreement or restricted stock unit agreement, termination of employment or termination of service as a director for any reason during the vesting period will result in forfeiture of the unvested stock or units. Under the Amended Restricted Stock Plan, the recipient of restricted stock may vote the shares and receive any cash dividends payable on the shares during the vesting period. The recipient of restricted stock units does not have the right to vote the shares authorized in the restricted stock unit agreement or to receive dividends on such shares until such shares are actually issued to the recipient. Unless provided otherwise in the applicable restricted stock agreement, restricted stock unit agreement, or a written employment agreement with the employee, the restricted stock and restricted stock units will immediately vest on the occurrence of a change of control as defined in the Amended Restricted Stock Plan, which includes certain tender offers, mergers, share exchanges, transfers of voting power or a sale of substantially all of our assets.

Federal Income Tax Consequences

        The following is a brief summary of the effect of federal income taxation on the recipient and the Company under the Amended Restricted Stock Plan, based on the Internal Revenue Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which a restricted stock recipient may reside.

        Restricted Stock.    A recipient will not recognize any taxable income at the time he or she is granted shares of restricted stock, until such time as the shares vest. At that time, the recipient will recognize ordinary income measured by the then fair market value of the vested shares. When the recipient sells the shares, any difference between the sales price and the fair market value at the time of vesting may be treated as capital gain (or loss). At the time of vesting, the Company will be entitled to a tax deduction in the amount of the ordinary income recognized by the recipient. A recipient may elect (within 30 days of the grant of the shares) an alternative tax treatment under the Internal Revenue Code to cause the acceleration of income recognition to occur at the time of grant, which will also accelerate the timing of the Company's deduction and modify the recipient's resale treatment.

        Restricted Stock Units.    A recipient will not recognize any taxable income at the time he or she is granted restricted stock units or when the recipient becomes vested in the units. The recipient will recognize ordinary income measured by the then fair market value of the shares at the time that the shares specified in the restricted stock unit agreement are issued to the recipient. When the recipient sells the shares, any difference between the sales price and the fair market value at the time they were issued to the recipient may be treated as capital gain (or loss). At the time the shares are issued to the recipient, the Company will be entitled to a tax deduction in the amount of the ordinary income recognized by the recipient. A recipient of a restricted stock unit is not entitled to make an election to recognize income at the time of the grant.

Interest of Directors, Director Nominees and Executive Officers in Proposal 2

        As described above, our directors, director nominees and executive officers, in their capacities as such, have an interest in the approval of the Amendment that are in addition to, or different from, their interests as stockholders of the Company generally.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors as described in this Proposal 3.

        The Audit Committee has appointed Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending March 31, 2006. Deloitte & Touche LLP has served as our independent auditors since 1998 when we were formed.

        We have been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

        One or more representatives of Deloitte & Touche LLP will be present at this year's annual meeting of stockholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        In voting on the ratification of the appointment of Deloitte & Touche LLP as our independent auditors, you may vote in favor of the ratification, against the ratification or abstain from voting on the ratification. The ratification of the appointment of Deloitte & Touche LLP as our independent auditors will be approved upon receiving the affirmative vote of the holders of a majority of our common stock present or represented by proxy and entitled to vote at the annual meeting. If our stockholders do not ratify the appointment of Deloitte & Touche LLP, our Audit Committee may reconsider the appointment.

Audit and Other Fees

        The following table presents fees for professional services rendered by our independent auditors, Deloitte& Touche LLP that were billed to us for fiscal years 2005 and 2004:

	2005	2004
	(In thousands)
Audit fees(1)	$1,627.0	$674.5
Audit-related fees(2)	213.4	212.7
Tax fees(3)	262.6	443.2
All other fees	—	—

Total fees:	$2,103.0	$1,330.4

(1)
Audit fees consist of professional services rendered for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the reviews of the quarterly financial statements. This category also includes fees for issuance of comfort letters, consents, assistance with and review of documents filed with the SEC, statutory audit fees and work done by tax professionals in connection with the audit and quarterly reviews. Fees are presented in the period to which they relate versus the period in which they were billed.

(2)
Audit-related fees primarily include fees for audits of our benefit plans, operating lease facilities and consultations concerning financial accounting and reporting matters.

(3)
Tax fees include fees primarily related to tax compliance, tax advice and tax planning.

        In considering the nature of the services provided by Deloitte & Touche LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

        The services performed by the independent auditor in fiscal year 2005 were approved in advance by the Audit Committee. Any requests for audit, audit-related, tax and other services to be performed by Deliotte & Touche LLP must be submitted to the Audit Committee for pre-approval. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant pre-approval between meetings, as necessary, has been delegated to the Audit Committee Chair, or, in the absence or unavailability of the Chair, one of the other two members. Any such pre-approval must be reviewed at the next regularly scheduled Audit Committee meeting.

REPORT OF THE AUDIT COMMITTEE

        In connection with the fiscal year 2005 audit, the Audit Committee:

  •
  reviewed and discussed with management the Company's audited financial statements for the fiscal year ended March 31, 2005;

  •
  discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards No. 61, as modified or supplemented;

  •
  received from and discussed with Deloitte & Touche LLP the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1, as modified or supplemented, regarding their independence; and

  •
  discussed with Deloitte & Touche LLP their independence and considered whether the provision of non-audit services provided by Deloitte & Touche LLP for the Company is compatible with maintaining their independence.

        Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended March 31, 2005 and the report on internal control over financial reporting be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 for filing with the SEC. The Audit Committee also appointed Deloitte & Touche LLP as the Company's independent auditors for the Company's 2006 fiscal year.

        The Company's management is responsible for the Company's internal controls, financial reporting process, internal audit process and the preparation of the Company's financial statements in accordance with generally accepted accounting principles in the United States. Deloitte & Touche LLP is responsible for auditing the financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee monitors and oversees these processes and procedures but does not conduct auditing or accounting reviews.

                      Submitted by the Audit Committee,
                      Janet F. Clark,                       Chair
                      Thomas C. Case
                      William M. Pruellage
                      Samuel Urcis

        The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under those Acts.

EXPENSES OF SOLICITATION

        We will bear all expenses incurred in connection with the solicitation of proxies.

STOCKHOLDER RECOMMENDATIONS OF DIRECTOR NOMINEES

        The Nominating and Corporate Governance Committee will consider nominees recommended by our stockholders who submit their recommendations in writing to Chair, Nominating and Corporate Governance Committee, care of the Corporate Secretary, Universal Compression Holdings, Inc., 4444 Brittmoore Road, Houston, Texas 77041, USA. Recommendations received before March 1st in any year will be considered for inclusion in the slate of director nominees to be presented at the Annual Meeting of Stockholders for the following year (beginning April 1). Unsolicited recommendations must contain the name, address and telephone number of the potential nominee, a statement regarding the potential nominee's background, experience, expertise and qualifications, a signed statement confirming his or her willingness and ability to serve as a director and abide by our Corporate Governance Guidelines and Code of Business Conduct and Ethics and his or her availability for a personal interview with the Nominating and Corporate Governance Committee, and evidence that the person making the recommendation is a stockholder of the Company.

        Stockholders who wish to submit a proposal for inclusion of a nominee for director in our proxy materials must also comply with the deadlines and requirements of Rule 14a-8 promulgated by the SEC. Stockholders who do not comply with Rule 14a-8 but who wish to have a nominee considered by our stockholders at the Annual Meeting of Stockholders must comply with the deadlines and procedures set forth in our By-laws. See "Proposals by Stockholders for 2006 Annual Meeting" in this proxy statement for more information.

PROPOSALS OF STOCKHOLDERS FOR 2006 ANNUAL MEETING

        In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2006 Annual Meeting of Stockholders, we must receive the written proposal no later than February 24, 2006. The proposal will need to comply with regulations of the SEC regarding the inclusion of stockholder proposals in company-sponsored proxy materials and must contain the information required by our By-laws.

        According to our By-laws, a proposal for action to be presented by any stockholder from the floor at an annual or special meeting of stockholders shall be out of order and shall not be acted upon unless:

  •
  specifically described in our notice to all stockholders of the meeting and the matters to be acted upon thereat; or

  •
  the proposal shall have been submitted in writing to the Corporate Secretary at the facsimile number or mailing address set forth below and received at our principal executive offices no earlier than April 7 or later than May 7, 2006 and such proposal is, under law, an appropriate subject for stockholder action.

        Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary via facsimile to (713) 466-6720 or by mail at 4444 Brittmoore Road, Houston, Texas 77041.

OTHER INFORMATION

        We do not know of any proposals or other items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, that may properly come before the meeting or other matters incident to the conduct of the meeting.

        As to any other proposal or item that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

        The proxy card and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

ANNUAL REPORT AND FINANCIAL INFORMATION

        The 2005 Annual Report to stockholders includes our financial statements for the fiscal year ended March 31, 2005. We have mailed the 2005 Annual Report to all of our stockholders. We will provide without charge the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005, to any person requesting a copy in writing and stating that he or she was a beneficial holder of the Company's common stock on June 10, 2005. We will also furnish copies of any exhibits to the Form 10-K at $0.50 per page, paid in advance. Requests and inquiries should be addressed to:

                      Investor Relations
                      Universal Compression Holdings, Inc.
                      4444 Brittmoore Road
                      Houston, Texas 77041

        The Company's 2005 Annual Report to stockholders should not be regarded as proxy soliciting material or as a communication for which a solicitation of proxies is to be made.

EXHIBIT A

AUDIT COMMITTEE CHARTER
(revised effective May 23, 2005)

I.
Purposes of the Audit Committee:    The purposes of the Audit Committee (the "Committee") of Universal Compression Holdings, Inc. (the "Company") are to assist the Company's Board of Directors' (the "Board") oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the independent auditors and the Company's internal audit function and (v) the Company's systems of disclosure controls and procedures, and internal controls over financial reporting. The Committee also shall be responsible for the preparation of the report required to be prepared by the Committee pursuant to the rules of the U. S. Securities and Exchange Commission (the "Commission") for inclusion in the Company's annual proxy statement.

  The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing, and other procedures.

II.
Composition of the Committee:    The Committee shall be comprised of at least three directors, each of whom the Board has determined is "independent" under the rules of the New York Stock Exchange (the "NYSE"). The Board shall also determine that each member is "financially literate," and that one member of the Committee is an "audit committee financial expert" as defined by the Commission (or, if no member is an "audit committee financial expert," the reason for not having an "audit committee financial expert" on the Committee), as such qualifications are interpreted by the Board in its business judgment.

  No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee, and discloses this determination in the Company's annual proxy statement. No member of the Committee may receive any compensation from the Company other than (i) director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors and (ii) a pension or other deferred compensation for prior service that is not contingent on future service.

  Members shall be appointed by the Board based on nominations recommended by the Company's Nominating Committee, or, in the absence of a Nominating Committee or committee serving the function of a Nominating Committee, the full Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

  The Board shall designate one member of the Committee as its chairperson.

III.
Meetings of the Committee:    The Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Committee should meet separately, periodically with management, the senior staff of the internal auditing department and the independent auditors to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication system by means of which all persons participating in the meeting can hear each other.

IV.
Duties and Powers of the Committee:    To carry out its purposes, the Committee shall have the following duties and powers:

A.
Engagement and Oversight of the Company's Independent Auditors

1.
to directly appoint, retain, terminate, compensate, evaluate and oversee the work of the independent auditors (subject, if applicable, to stockholder ratification);

2.
to approve all audit and audit-related engagement fees and terms;

3.
to approve in advance all non-audit engagements, including the fees and terms thereof, and to ensure that the independent auditors' provision of non-audit services to the Company is compatible with maintaining the independence of the independent auditors under the Securities Exchange Act of 1934, and the rules and regulations thereunder, and the rules and standards of the NYSE;

4.
to ensure that the independent auditors prepare and deliver any reports or statements required by any applicable law, rule or regulation or the NYSE;

5.
to review the qualifications, performance and independence of the independent auditors, including the "audit partners" of the independent auditors (as such term is defined by the rules and regulations of the Commission), and to discharge the independent auditors when circumstances warrant. The Committee should obtain and review annually a report of the independent auditors, describing (i) the firm's quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review of the firm, (iii) any material issues raised by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm and steps taken to deal with such issues, and (iv) all relationships between the independent auditors and the Company. When evaluating the independent auditors and its audit partners, the Committee should consider: (a) the opinions of the Company's management and internal auditing department (with whom the Committee may either agree or disagree in the judgment of the Committee); (b) considerations as to independence of the independent auditors, including whether permitted non-audit services are compatible with maintaining the independent auditors' independence; (c) whether the independent auditors' quality controls are adequate; and (d) whether, to assure continuing auditor independence, rotation of the audit partners has occurred in accordance with the rules and regulations of the Commission. The Committee shall present the conclusions of its evaluations of the independent auditors and its audit partners to the independent auditors and the Board; and

6.
to review regularly with the independent auditors: (a) any accounting adjustments that were noted or proposed by the independent auditors but were "passed" by management as immaterial or otherwise; (b) any communications between the persons comprising the audit team of the independent auditors and the national office of the independent auditors respecting auditing or accounting issues presented by the engagement; (c) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company; and (d) any disagreement within Company's management regarding accounting or disclosure issues.

B.
Oversight of the Company's Internal Auditing Department

1.
to review the appointment and replacement of the senior internal auditing department staff;

    2.
    to review the budget, plan, changes in plan, activities, organization structure, and qualifications of the senior staff of the internal auditing department. The internal audit function shall be responsible to senior management, but shall have a direct reporting responsibility to the Board through the Committee;

    3.
    to review a summary of findings from completed internal audits and, where appropriate, review significant reports prepared by the internal audit department together with management's response and follow-up to these reports; and

    4.
    to discuss any difficulties encountered in the course of internal audits, including any restrictions on the scope of work or access to required information.

  C.
  Financial Reporting, Controls and Procedures Oversight

  1.
  to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Committee a timely analysis of significant financial reporting issues and practices;

  2.
  to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380) and Rule 2-07 of Regulation S-X, as may be modified or supplemented;

  3.
  to meet with management, the independent auditors and, if appropriate, the senior staff of the internal auditing department:

  •
  to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

  •
  to discuss the scope of the annual audit;

  •
  to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

  •
  to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

  •
  to review the form of report the independent auditors propose to render to the Board and stockholders;

  •
  to discuss any significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors, the internal auditing department or management; and

  •
  to discuss, as appropriate: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company; and (iv) the type and presentation of information to be included in earnings releases (paying particular attention to any use of non-GAAP financial measures as defined in the rules and regulations of the Commission).

    4.
    to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

    5.
    to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

    6.
    to discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

    7.
    to discuss earnings press releases;

    8.
    to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

    9.
    to establish hiring policies and appropriate restrictions with respect to employees or former employees of the independent auditors;

    10.
    to establish procedures for the receipt, retention and treatment of complaints from Company employees regarding the Company's accounting, internal accounting controls or auditing matters, and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

    11.
    to review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer in accordance with the periodic report certification requirements imposed by the rules and regulations of the Commission, regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls; and

    12.
    to obtain and review reports made to the Committee by the independent auditors regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls and management's response to and actions taken with respect to such reports.

  D.
  Administrative and Reporting Responsibilities

  1.
  to prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Commission to be included in the Company's annual proxy statement;

  2.
  to review this Charter at least annually and recommend any changes to the full Board;

  3.
  to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

  4.
  to prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report; and

  E.
  General

    Perform any other activities consistent with this Charter, the Company's By-laws and applicable law as the Committee or the Board deems necessary or appropriate.

V.
Delegation to Subcommittee:    The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI.
Resources and Authority of the Committee:    The Committee shall have the resources, including funding, and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of the independent auditor and of outside legal counsel, accounting or other advisors to assist or advise the Committee, as it deems necessary to carry out its duties, without seeking approval of the Board or management. The Committee shall have authority to obtain from the Company, and shall receive appropriate funding, as determined by the Committee, from the Company, for payment or compensation to the independent auditor and to outside legal, accounting and other advisors employed by it and administrative expenses incurred by it.

EXHIBIT B

AMENDMENT NO. 2
TO THE
UNIVERSAL COMPRESSION HOLDINGS, INC.
RESTRICTED STOCK PLAN

        WHEREAS, Universal Compression Holdings, Inc., a Delaware corporation (the "Company"), previously adopted the Universal Compression Holdings, Inc. Restricted Stock Plan for Executive Officers (the "Plan");

        WHEREAS, the name of the Plan was subsequently changed by Amendment No. 1 to "Universal Compression Holdings, Inc. Restricted Stock Plan";

        WHEREAS, the Company desires to amend the Plan, subject to the approval of the stockholders of the Company, to allow an award of stock to be granted under the Plan to directors and to any employee of the Company or one of its Affiliates who is selected by the Committee, and to add authority to grant restricted stock units as well as restricted stock to such persons;

        NOW, THEREFORE, pursuant to the power of amendment reserved in Section 9 of the Plan, the Board hereby amends the Plan as follows, effective for all awards granted after July 26, 2005:

1.
Section 1 of the Plan is hereby amended in its entirety to read as follows:

1.
PURPOSE.    The purposes of the Plan are to attract and retain for the Company and its Affiliates the best available Directors, officers and other employees, to provide additional incentive to the Directors, officers and other employees, to increase their interest in the Company's welfare and to promote the success of the business of the Company and its Affiliates.

2.
Subsection 2(b) of the Plan is hereby amended in its entirety to read as follows:

b.
"Award" means any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

3.
Subsection 2(d) of the Plan is hereby amended in its entirety to read as follows:

d.
"Change in Control" of the Company means the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a "Transaction"), the persons who were Directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 65 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

4.
Subsection 2(i) of the Plan is hereby amended in its entirety to read as follows:

i.
"Continuous Service" means that the Eligible Person's provision of services to the Company as a Director or as an employee is not interrupted or terminated. Service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers of employment involving the Company or any successor, in any capacity, or (iii) any change in status as long as the individual remains in the service of the Company. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

5.
Subsection 2(j) of the Plan is hereby amended in its entirety to read as follows:

j.
"Director" means a member of the Board.

6.
Subsection 2(l) of the Plan is hereby amended in its entirety to read as follows:

l.
"Eligible Person" means a Director or an individual employed by the Company or a Subsidiary who is selected by the Committee to be eligible for an Award under the Plan.

7.
Former subsection 2(l) of the Plan shall be redesignated to be subsection 2(m) and former subsection 2(m) is hereby deleted.

8.
Subsection 2(o) of the Plan is hereby amended in its entirety to read as follows:

  "Grantee" means an Eligible Person to whom an Award has been granted under the Plan.

9.
Subsection 2(p) of the Plan is hereby amended in its entirety to read as follows:

p.
"Non-Employee Director" means a Director who either (i) is not an employee or officer, does not receive compensation (directly or indirectly) from the Company or Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

10.
Subsection 2(q) of the Plan is hereby amended in its entirety to read as follows:

q.
"Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an "affiliated corporation" at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

11.
Subsection 2(t) of the Plan is hereby amended in its entirety to read as follows:

t.
"Restriction Period" means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to "Forfeiture Restrictions" as described in Section 3(a) of this Plan and set forth in the related Restricted Stock Agreement, or the period during which the Restricted Stock Units are subject to "Units Forfeiture Restrictions" as described in Section 4(a) of this Plan and as set forth in the related Restricted Stock Unit Agreement.

12.
New subsections 2(w), (x) and (y) are hereby added to the Plan, former subsections (w), (x) and (y) are redesignated to be (z), (aa), and (bb) respectively, and former subsection (z) is hereby deleted from the Plan:

w.
"Restricted Stock Unit" means an unsecured promise of the Company to deliver to the Grantee one share of Common Stock at such time, and subject to the terms and limitations, provided in Section 4 of the Plan.

x.
"Restricted Stock Unit Agreement" means the written agreement evidencing the grant of a Restricted Stock Unit Award executed by the Company and the Grantee, including any amendments thereto. Each Restricted Stock Unit Agreement shall be subject to the terms and conditions of the Plan.

y.
"Restricted Stock Unit Award" means an Award of Restricted Stock Units granted to the Grantee pursuant to Section 4 of the Plan for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions, and other terms and conditions as are established by the Committee.

13.
Subsection 3(h) of the Plan is hereby amended in its entirety to read as follows:

h.
Lapse of Forfeiture Restrictions in Certain Events; Committee's Discretion. Notwithstanding the provisions of Section 3(g) or any other provision in the Plan to the contrary, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Grantee pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate. Any action by the Committee pursuant to this Section 3(h) may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee. Notwithstanding the preceding provisions of this Section 3(h), the Committee may not take any action described in this Section 3(h) with respect to a Restricted Stock Award that has been granted to an Eligible Person if such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

14.
New Section 4 of the Plan is hereby amended in its entirety to read as follows and the remaining sections are hereby renumbered accordingly:

4.
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.    Each Restricted Stock Unit Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Unit Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Agreements need not be identical, but each such Restricted Stock Unit Agreement shall be subject to the terms and conditions of this Section 4.

a.
Units Forfeiture Restrictions.    A Restricted Stock Unit Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the Restricted Stock Units under certain circumstances (the "Units Forfeiture Restrictions"). The Units Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Units Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee. The Units Forfeiture Restrictions applicable to a particular Restricted Stock Unit Award (which may differ from any other such Restricted Stock Unit Award) shall be stated in the Restricted Stock Unit Agreement.

b.
Restricted Stock Unit Awards.    At the time any Restricted Stock Unit Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Unit Agreement setting forth each of the matters addressed in this Section 4 and such other matters as the Committee may determine to be appropriate. No certificates for shares of Common Stock shall be issued to the Grantee pursuant to a Restricted Stock Unit Award until and unless the Continuous Service of the Grantee ends on or after the Units Forfeiture Restrictions expire. The Grantee shall not have the right to receive dividends with respect to the any shares of Common Stock described in a Restricted Stock Unit Award, to vote any such shares of Common Stock, or to enjoy any other stockholder rights with respect to any shares of Common Stock described in such Restricted Stock Unit Award until such time as certificates for such shares of Common Stock are actually issued to the Grantee. Further, the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock Units or the shares of Common Stock described in the Restricted Stock Unit Award until the certificate or certificates for the shares of Common Stock described in the Award are actually issued to the Grantee. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Unit Award, including rules pertaining to the termination of the Grantee's Continuous Service (by retirement, Disability, death or otherwise) prior to expiration of the Units Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in a Restricted Stock Unit Agreement made in connection with the Restricted Stock Unit Award.

  c.
  Issuance of Certificates for Shares of Common Stock to the Grantee.    One or more stock certificates representing shares of Common Stock, free of Units Forfeiture Restrictions, shall be delivered to the Grantee not later than thirty (30) days after both (i) the Units Forfeiture Restrictions have expired, as provided in the Restricted Stock Unit Agreement, and (ii) the Continuous Service of the Grantee has ended.

  d.
  Restriction Period.    The Restriction Period for a Restricted Stock Unit Award shall commence on the date of grant of the Restricted Stock Unit Award and shall expire upon satisfaction of the conditions set forth in the Restricted Stock Unit Agreement pursuant to which the Units Forfeiture Restrictions will lapse.

  e.
  Securities Restrictions.    The Committee may impose other conditions on any shares of Common Stock issued pursuant to a Restricted Stock Unit Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

  f.
  Payment for Restricted Stock.    The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Unit Award and such amount shall be specified in the Restricted Stock Unit Agreement; provided, that in the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Unit Award, except to the extent otherwise required by law.

  g.
  Forfeiture of Restricted Stock Units.    Subject to the provisions of the particular Restricted Stock Unit Agreement, on termination of the Grantee's Continuous Service during the Restriction Period, the Restricted Stock Units granted in the Restricted Stock Unit Agreement shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the Restricted Stock Units, including any right to have shares of the Common Stock issued to the Grantee at a future date, shall cease and terminate, without any further obligation on the part of the Company. The Committee will have discretion to determine whether the Continuous Service of a Grantee has terminated and the date on which such Continuous Service terminates and whether the Grantee's Continuous Service terminated as a result of the Disability of the Grantee.

  h.
  Lapse of Units Forfeiture Restrictions in Certain Events; Committee's Discretion.    Notwithstanding the provisions of Section 4(g) or any other provision in the Plan to the contrary, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Restricted Stock Units awarded to the Grantee pursuant to a Restricted Stock Unit Award, and upon such vesting, all Units Forfeiture Restrictions applicable to such Restricted Stock Unit Award shall lapse or terminate. Any action by the Committee pursuant to this Section 4(h) may vary among individual Grantees and may vary among the Restricted Stock Unit Awards held by any individual Grantee. Notwithstanding the preceding provisions of this Section 4(h), the Committee may not take any action described in this Section 4(h) with respect to a Restricted Stock Unit Award that has been granted to a Grantee if such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code or if such action would violate the provisions of Section 409A of the Code.

15.
Redesignated Section 5 of the Plan is hereby amended in its entirety to read as follows:

5.
ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

a.
Capital Adjustments.    The number of shares of Common Stock (i) covered by or described in each outstanding Award granted under the Plan, any exercise or purchase price specified in such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued in connection with any Award, and either (i) any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

b.
Dissolution or Liquidation.    The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless otherwise provided in an individual Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company, to the extent that the Company's repurchase rights relating to such Restricted Stock Award have not expired or the Restricted Stock Award is still subject to Forfeiture Restrictions, such Restricted Stock Award shall be forfeited and the shares of Common Stock subject to such Restricted Stock Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, and such Restricted Stock Award shall terminate immediately prior to consummation of such dissolution or liquidation. Further, unless otherwise provided in an individual Restricted Stock Unit Agreement or in a then-effective written employment agreement between the Grantee and the Company, to the extent that Restricted Stock Units are subject to Units Forfeiture Restrictions, the Restricted Stock Unit Award shall be forfeited and such Restricted Stock Unit Award shall terminate immediately prior to consummation of such dissolution or liquidation. Unless otherwise provided in an individual Restricted Stock Unit Agreement or in a then-effective written employment agreement between the Grantee and the Company, to the extent that Restricted Stock Units are not subject to Units Forfeiture Restrictions, certificates for the shares of Common Stock for the Restricted Stock Units shall be delivered to the Grantee immediately prior to consummation of such dissolution or liquidation even if such certificates would not otherwise be subject to delivery pursuant to the terms of Section 4(c).

    c.
    Change in Control.    Unless specifically provided otherwise with respect to Change in Control events in a Restricted Stock Agreement or Restricted Stock Unit Award or in a then-effective written employment agreement between the Grantee and the Company, if, during the effectiveness of the Plan, a Change in Control occurs, the Forfeiture Restrictions or Units Forfeiture Restrictions, as the case may be, applicable to all outstanding Awards shall lapse and shares of Common Stock subject to any such Restricted Stock Awards shall be released from escrow, if applicable, and delivered to the Grantees of the Awards free of any Forfeiture Restriction. Restricted Stock Units Awards shall remain outstanding and enforceable after such Change in Control.

16.
Redesignated Section 6 of the Plan is hereby amended in its entirety to read as follows:

6.
STOCKHOLDER APPROVAL.    The Company shall obtain the approval of any amendment to the Plan by the Company's stockholders to the extent required to satisfy Section 162(m) of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted. No Award that is issued pursuant to the amended terms of the Plan prior to such stockholder approval or as a result of any increase in the number of shares of Common Stock authorized to be issued under the Plan may be exercised or Forfeiture Restrictions or Units Forfeiture Restrictions, as the case may be, lapse prior to the time the amendment to the Plan or such increase, respectively, has been approved by the stockholders of the Company, and all such Awards will similarly terminate if such stockholder approval is not obtained.

17.
Redesignated Section 8 of the Plan is hereby amended in its entirety to read as follows:

8.
EFFECT OF PLAN.    Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Eligible Person any right to be granted an Award or any other rights except as may be evidenced by the Restricted Stock Agreement or the Restricted Stock Unit Agreement, or any amendment thereto, duly authorized by the Committee, and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan, a Restricted Stock Agreement, a Restricted Stock Unit Agreement, or in other related documents shall confer upon any Eligible Person any right with respect to such person's Continuous Service or interfere or affect in any way with the right of the Company to terminate such person's Continuous Service at any time, with or without cause.

18.
Redesignated Section 9 of the Plan is hereby amended in its entirety to read as follows:

9.
NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.    Except as specifically provided in a retirement or other benefit plan of the Company, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), except to the extent required by ERISA.

19.
Redesignated Section 10 of the Plan is hereby amended in its entirety to read as follows:

10.
AMENDMENT OR TERMINATION OF PLAN.    The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Restricted Stock Agreement, Restricted Stock Unit Agreement, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m), 409A, and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing signed by the Grantee and the Company.

        IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment by the Corporation, the undersigned officer, being duly authorized, has signed this Amendment this 26th day of July, 2005.

UNIVERSAL COMPRESSION HOLDINGS, INC.
By:	J. Michael Anderson Senior Vice President & Chief Financial Officer

PROXY

Universal Compression Holdings, Inc. encourages all stockholders to vote their proxies. We provide three convenient methods of voting:

1.
PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed envelope (no postage required);

2.
TELEPHONE: Call toll-free on a touch-tone phone 1-877-779-8683, 7 days a week, 24 hours a day; or

3.
INTERNET: Log on the website http://www.eproxyvote.com/uco.

If you choose to vote via Telephone or the Internet, you will be given instructions and asked to enter your control number, located on the other side of this proxy card in the gray shaded box. Telephone and Internet voting access will close at midnight on the day prior to the date of the Annual Meeting. IF YOU VOTE VIA TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

PROXY
UNIVERSAL COMPRESSION HOLDINGS, INC. Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders to be held July 26, 2005

I have received the Notice of Annual Meeting of Stockholders to be held July 26, 2005 and the Proxy Statement and hereby appoint Stephen A. Snider, Ernie L. Danner, J. Michael Anderson and D. Bradley Childers, and each of them, as my proxies, with full power of substitution, to represent me at the Annual Meeting of Stockholders of Universal Compression Holdings, Inc. to be held on July 26, 2005 (and at any adjournments or postponements of the annual meeting), and to vote all shares of common stock that I would be entitled to vote if personally present at the annual meeting in the manner specified on the back of this card (or, if I do not specify how to vote, to vote all my shares FOR the proposals described on the back of this card and to vote in the discretion of the proxies as to any other matters coming before the annual meeting.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

UNIVERSAL COMPRESSION
HOLDINGS, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

	Vote-by-Internet			Vote-by-Telephone
1.	Log on to the Internet and go to http://www.eproxyvote.com/uco		1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
		OR
2.	Enter your Voter Control Number listed in the gray shaded box above and follow the easy steps outlined on the secured website.		2.	Enter your Voter Control Number listed in the gray shaded box above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

☒	Please mark votes as in this example.

If you choose not to vote via Telephone or the Internet, please promptly mark this Proxy Card to specify how you would like your shares voted and date, sign and mail it in the enclosed envelope. No postage is required. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS REFERRED TO BELOW.

1.	Election of the following persons to serve as directors until the 2007 Annual Meeting of Stockholders:						2.	Approval of the amendment to our Restricted Stock Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Nominees:	(01) Ernie L. Danner, (02) Lisa W. Rodriguez and (03) Stephen A. Snider					3.	Ratification of the appointment of Deloitte & Touche LLP as Independent Auditors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
			FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
		☐	For all nominees except as noted above
							Mark box at right if you plan to attend the Annual Meeting.				☐
							In addition, I hereby authorize such proxies to vote my shares in their discretion as to any other matters that may come before the Annual Meeting.

							If you execute and return this proxy card but do not specify the manner in which the proxies should vote your shares, the proxies will vote your shares for all the foregoing proposals and in their discretion as to any other matters coming before the meeting.

							Please date this Proxy Card and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy Card should be signed by a duly authorized officer. If signed by a partnership, please sign in the partnership name by authorized person.

Signature: Date: Signature: Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held July 26, 2005
PROPOSAL 1: ELECTION OF DIRECTORS
INFORMATION ABOUT OUR DIRECTORS Nominees for Election to Term Expiring 2008
Incumbent Directors—Term Expiring 2006
Incumbent Directors—Term Expiring 2007
INFORMATION ABOUT OUR CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN BASED ON INITIAL INVESTMENT OF $100 ON MAY 24, 2000
REPORT OF THE COMPENSATION COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 2: APPROVAL OF THE AMENDMENT TO OUR RESTRICTED STOCK PLAN
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
EXPENSES OF SOLICITATION
STOCKHOLDER RECOMMENDATIONS OF DIRECTOR NOMINEES
PROPOSALS OF STOCKHOLDERS FOR 2006 ANNUAL MEETING
OTHER INFORMATION
ANNUAL REPORT AND FINANCIAL INFORMATION
EXHIBIT A AUDIT COMMITTEE CHARTER (revised effective May 23, 2005)
EXHIBIT B
AMENDMENT NO. 2 TO THE UNIVERSAL COMPRESSION HOLDINGS, INC. RESTRICTED STOCK PLAN